Exhibit 10.3


                               2005 IDACORP, Inc.
                            Executive Incentive Plan
                           NEO Award Opportunity Chart

Name              Title                 Threshold ($)  Target ($)    Maximum ($)
----              -----                 -------------  ----------    -----------

Jan B. Packwood   President and Chief   63,000         315,000       630,000
                  Executive Officer,
                  IDACORP and Chief
                  Executive Officer,
                  Idaho Power

J. LaMont Keen    Executive Vice        30,400         152,000       304,000
                  President, IDACORP
                  and President and
                  Chief Operating
                  Officer, Idaho Power

Darrel T.         Senior Vice           16,800         84,000        168,000
Anderson          President -
                  Administrative
                  Services and Chief
                  Financial Officer,
                  IDACORP and Idaho
                  Power

Thomas R. Saldin  Senior Vice           17,500         87,500        175,000
                  President, General
                  Counsel and
                  Secretary, IDACORP
                  and Idaho Power

James C. Miller   Senior Vice           18,900         94,500        189,000
                  President of Power
                  Supply, Idaho Power


A. Bryan Kearney  Vice President and    11,580         57,900        115,800
                  Chief Information
                  Officer, IDACORP and
                  Idaho Power